The Palmetto Bank
You're worth knowing.

Palmetto Bancshares, Inc.
(NASDAQ: PLMT)

Special Meeting of Shareholders
August 12, 2015

Informational Update Regarding the Merger

Samuel L. Erwin,
Chairman of the Board and Chief Executive Officer

The Palmetto Bank
You're worth knowing.

Logistical Information Regarding the Merger

Timing

The Palmetto Bank
You're worth knowing.

1. Legal effective date is scheduled for September 1, 2015
2. System conversion date currently targeted for first quarter 2016
   a. Continue market presence as **The Palmetto Bank** through the system conversion date
   b. This is the likely date for changes to signage, products and services, etc.
3. Cash/stock merger consideration election forms are due to the transfer agent by 5:00 p.m. (Eastern time) on August 12, 2015
   a. Palmetto common stock certificates should be submitted with the election form

Overview of the "Go Forward" United (NASDAQ: UCBI)

United Overview

The Palmetto Bank
You're worth knowing.

1. United has $8.2 billion in assets and 114 offices in 4 states (1)
   a. Pro forma total assets are $9.4 billion and 139 offices including Palmetto (1)

2. Similar lines of business and business philosophies

3. Consistent focus on community banking and local service

4. Cultural fit given operating histories and similarities of communities in which we have branches

(1) As of June 30, 2015.

Southeastern Community Bank Franchise

The Palmetto Bank
You're worth knowing.

Geographic Diversity [1]

State	Loans ($Bn)	Deposits ($Bn)
Georgia	3.2	4.7
South Carolina	1.4	1.0
North Carolina	0.6	0.9
Tennessee	0.5	0.7
Other / Brokered	0.3	0.5
Total	**6.0**	**7.8**

Contiguous Southeastern Footprint


Nashville
Knoxville
Tennessee
North Carolina
Greenville
South Carolina
Atlanta
Georgia
Savannah
Florida
81
40
85
40
77
26
20
20
95
185
85
16
75
10
United Community Banks, Inc. (114)
Palmetto Bancshares, Inc. (25)

(1) As of June 30, 2015, pro forma to include Palmetto.

Diversified Loan and Deposit Mix (1)

The Palmetto Bank
You're worth knowing.

United Loans


Consumer & Other 9%
1-4 Family 28%
Commercial & Industrial 15%
Construction & Development 10%
CRE & Multifamily 38%

Total: $5,196MM

Palmetto Loans


Consumer & Other 11%
1-4 Family 27%
Commercial & Industrial 11%
Construction & Development 7%
CRE & Multifamily 44%

Total: $827MM

Combined Loans


Consumer & Auto 9%
1-4 Family 28%
Commercial & Industrial 15%
Construction & Development 10%
CRE & Multifamily 38%

Total: $6,023MM

United Deposits


Brokered 8%
Jumbo Time 7%
Retail Time 11%
Transaction 48%
MMDA & Savings 26%

Total: $6,808MM

Palmetto Deposits


Jumbo Time 6%
Retail Time 10%
Transaction 58%
MMDA & Savings 26%

Total: $977MM

Combined Deposits


Brokered 7%
Jumbo Time 7%
Retail Time 11%
Transaction 49%
MMDA & Savings 26%

Total: $7,785MM

(1) As of June 30, 2015. pro forma to include Palmetto and includes mortgage loans held for sale.

Presence in Upstate, South Carolina (1)

The Palmetto Bank
You're worth knowing.

1. 5 members of the Executive Management team

2. 25 branches (18%) with $1.4 billion of loans (23%) and $1.0 billion of deposits (13%)

3. Over 300 employees (18%)
   a. Community Banking (retail and commercial)
   b. Specialized Lending (corporate, health care, real estate and Small Business Administration)
   c. Residential Mortgage
   d. Operations (e.g., loan and deposit operations, information technology, and customer contact center)

(1) As of June 30, 2015, pro forma to include Palmetto. Percentages represent South Carolina percent of pro forma totals.

Reception to the Merger

1. Communities

2. Clients

3. Analysts and investors

Team Engagement and Focus Through the Integration

1. Serve clients!

2. Produce loans!

3. Gather deposits!

4. Support each other!

Continue to grow relationships and revenues!

The Palmetto Bank
You're worth knowing.

Closing Thoughts

The Palmetto Bank – Legacy of Serving the Upstate for 108 Years

The Palmetto Bank
You're worth knowing.




LEGAL HOLIDAY
PALMETTO BANK

The Legacy Continues as part of the United Family of Community Banks

The Palmetto Bank
You're worth knowing.

United Community Bank®

Forward Looking Statements

The Palmetto Bank
You're worth knowing.

Certain statements in this News Release contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements relating to future plans and expectations, and are thus prospective. Such forward-looking statements are identified by words such as "believes," "expects," "anticipates," "estimates," "intends," "plans," "targets," and "projects," as well as similar expressions. Forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. Factors which could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements include, but are not limited to: (1) the strength of the United States economy in general and the strength of the local economies in which the Company conducts its operations which could result in, among other things, a deterioration in the credit quality or a reduced demand for credit, including the resultant effect on our loan portfolio and allowance for loan losses and the rate of delinquencies and amounts of charge-offs, or adverse changes in asset quality in our loan portfolio, which may result in increased credit risk-related losses and expenses; (2) adverse conditions in the stock market, the public debt market and other capital markets (including changes in interest rate conditions) and the impact of such conditions on the Company, and the timing and amount of future capital raising activities by the Company, if any; (3) actions taken by banking regulatory agencies related to the banking industry in general and the Company or the Bank specifically; (4) an inability to satisfy the closing conditions of our pending merger with United Community Banks, Inc. ("United") and (5) the impacts of our pending merger with United on our expenses and operations and on the combined company after such proposed merger (assuming the completion of the merger). The assumptions underlying the forward-looking statements could prove to be inaccurate. Therefore, we can give no assurance that the results contemplated in the forward-looking statements will be realized. The inclusion of this forward-looking information should not be construed as a representation by our Company or any person that the future events, plans, or expectations contemplated by our Company will be achieved. Additional factors that could cause our results to differ materially from those described in the forward-looking statements can be found in our reports and the reports of United (such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the U.S. Securities and Exchange Commission (the "SEC") and available at the SEC's Internet site (http://www.sec.gov), including the "Risk Factors" included therein. All subsequent written and oral forward-looking statements by the Company or any person acting on its behalf is expressly qualified in its entirety by the cautionary statements above. We do not undertake any obligation to update any forward-looking statement to reflect changes in circumstances or events that occur after the date the forward-looking statements are made.

Additional Information About the Merger and Where to Find it

The Palmetto Bank
You're worth knowing.

United filed a registration statement on Form S-4, as amended, with the Securities and Exchange Commission that was declared effective by the Securities and Exchange Commission on July 10, 2015 to register the shares of United's common stock that will be issued to the Company's shareholders in connection with the transaction. The registration statement included a proxy statement/prospectus and other relevant materials in connection with the proposed merger transaction involving United and the Company. The proxy statement/prospectus was mailed to the Company's shareholders on or about July 13, 2015. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY/PROSPECTUS (AND ANY OTHER DOCUMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT/PROSPECTUS) BECAUSE SUCH DOCUMENTS CONTAIN IMPORTANT INFORMATION REGARDING THE PROPOSED MERGER TRANSACTION. Investors and security holders may obtain free copies of these documents and other documents filed with the Securities and Exchange Commission on its website at http://www.sec.gov and by the Company on its website at http://www.palmettobank.com.

Participants in the Merger Solicitation

The Palmetto Bank
You're worth knowing.

United and the Company, and certain of their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the shareholders of the Company in respect of the proposed merger transaction. Information regarding the directors and executive officers of United and the Company and other persons who may be deemed participants in the solicitation of the shareholders of the Company in connection with the proposed transaction is included in the proxy statement/prospectus for the Company's special meeting of shareholders which was mailed to the Company's shareholders on July 13, 2015. Information about United's directors and executive officers can also be found in United's definitive proxy statement in connection with its 2015 annual meeting of shareholders, as filed with the Securities and Exchange Commission on March 31, 2015, and other documents subsequently filed by United with the Securities and Exchange Commission. Information about the Company's directors and executive officers can also be found in the Company's definitive proxy statement in connection with its 2015 annual meeting of shareholders, as filed with the Securities and Exchange Commission on April 1, 2015, and other documents subsequently filed by the Company with the Securities and Exchange Commission. Additional information regarding the interests of such participants is included in the proxy statement/prospectus and other relevant documents regarding the proposed merger transaction filed with the Securities and Exchange Commission.